Prospectus
September 14, 2015
SPDR® Index Shares Funds
SPDR STOXX Europe 50 Currency Hedged ETF (HFEU)
SPDR S&P® International Dividend Currency Hedged ETF (HDWX)
Principal U.S. Listing Exchange: NYSE Arca, Inc.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares in the Funds are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are Shares deposits or obligations of any bank. It is possible to lose money by investing in the Funds.

Fund Summaries
SPDR STOXX Europe 50 Currency Hedged ETF
Investment Objective
The SPDR STOXX Europe 50 Currency Hedged ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks exchange listed, large cap, developed market common stocks within Europe while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.32%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Acquired fund fees and expenses[2]	0.29%
Total annual Fund operating expenses	0.61%
Less contractual fee waiver[3]	-0.29%
Net annual Fund operating expenses	0.32%
[1]	Other expenses are based on estimated amounts for the current fiscal year.
[2]	Acquired fund fees and expenses are based on estimated amounts for the current fiscal year.
[3]	SSGA Funds Management, Inc. (the “Adviser”) has contractually agreed to waive its advisory fee and/or reimburse certain expenses in an amount equal to the Acquired fund fees and expenses attributable to the Fund's investments in the Underlying Fund (as defined below), until January 31, 2017. The contractual fee waiver and/or reimbursement does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue the waiver and/or reimbursement from year to year, but there is no guarantee that the Adviser will do so and after January 31, 2017, the waiver may be cancelled or modified at any time. The waiver and/or reimbursement may not be terminated prior to January 31, 2017 except with the approval of the Fund's Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3
$33	$152
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.
The Fund's Principal Investment Strategy
In seeking to track the performance of the STOXX Europe 50 Hedged USD Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index. With respect to those securities in the Index that are also in the STOXX Europe 50 Index, the Fund may invest directly in those securities or indirectly by investing in shares of the SPDR STOXX Europe 50 ETF (the “Underlying Fund”), a separate series of SPDR Index Shares Funds.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index (which may include indirect investments through the Underlying Fund, if any) and in depositary receipts (including American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) based on securities comprising the Index. The Fund will provide shareholders with at least 60 days' notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index (including common stock, preferred stock, and shares of affiliated and unaffiliated investment companies), cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser). The Fund may use derivatives, including futures contracts and options, swaps (including contracts for differences), to obtain investment exposures that the Adviser expects to correlate closely with the Index or a portion of the Index.
The Index is a market capitalization weighted index designed to represent the performance of some of the largest companies across all components of the 19 STOXX Europe 600 Supersector Indexes. The STOXX Europe 600 Supersector Indexes are subsets of the STOXX Europe 600 Index, which contains 600 of the largest stocks traded on the major exchanges in Europe. The STOXX Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. The Index covers 50 stocks from European countries generally, regardless of a country's adopted currency. The Index captures approximately 50% of the free-float market capitalization of the STOXX Europe Total Market Index, which in turn covers approximately 95% of the free-float market capitalization of the represented countries. Index composition is reviewed annually and weights are reviewed quarterly. Countries covered in the Index have historically included, among others, Belgium, Finland, France, Germany, Italy, the Netherlands, Spain, Sweden, Switzerland and the United Kingdom. As of July 31, 2015, a significant portion of the Index comprises companies in the financial and consumer discretionary sectors, although this may change from time to time. The 50 companies in the Index are selected by first identifying the companies that equal approximately 60% of the free-float market capitalization of each corresponding STOXX Europe Total Market Index Supersector Index. In addition, any stocks that are currently components of the Index are added to the list. From that list, the 40 largest stocks are selected to be components of the Index. In addition, any stocks that are current components of the Index (and ranked 41-60 on the list) are included as components. If there are still less than 50 component stocks, the applicable number of the largest remaining stocks on the list ranked 41 or higher are included as components of the Index. The Fund's investments will be denominated in foreign currencies, thereby potentially subjecting the Fund to fluctuations in exchange rates between such currencies and the U.S. dollar. The Index applies a methodology to effectively create a “hedge” against such fluctuations by employing a one-month forward rate against the total value of the non-U.S. denominated securities included in the Index. The hedge is reset on a monthly basis. The Index is designed to have higher returns than an equivalent unhedged investment when the component currencies are weakening relative to the U.S. dollar. Conversely, the Index is designed to have lower returns than an equivalent unhedged investment when the component currencies are rising relative to the U.S. dollar.
In order to replicate the “hedging” component of the Index, the Fund intends to enter into foreign currency forward contracts designed to offset the Fund's exposure to the component currencies. A foreign currency forward contract is a contract between two parties to buy or sell a specified amount of a specific currency in the future at an agreed upon exchange rate. The Fund's exposure to foreign currency forward contracts is based on the aggregate exposure of the Fund to the component currencies. The Index hedges each foreign currency in the Index back to the U.S. dollar by selling foreign currency forwards at the one-month forward rate. The size and exchange rate of each currency hedge is reset by the Index one time per month. The Fund may also enter into forward currency futures and options, and currency swaps, and may purchase currency structured notes.
The Index is sponsored by STOXX (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Passive Strategy/Index Risk: The Fund will seek to replicate Index returns regardless of the current or projected performance of the Index or of the actual securities comprising the Index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. The Fund's performance may not match that of the Index.
Index Tracking Risk: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to replicate the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Derivatives Risk: Derivative transactions can create investment leverage and may be volatile. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Liquidity Risk: Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Fund's holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector and the Fund may not achieve a high degree of correlation with its Index.
Forward Currency Contracts Risk: There is no limit on the extent to which exchange rates may move against the Fund's position in a forward currency contract. If currency exchange rates move against the Fund's position during the term of the contract, the Fund will lose money on the contract. The markets for certain currencies may at times become illiquid. Foreign currency contracts are typically traded over the counter, and the Fund must rely on the ability and willingness of its counterparty to perform its obligations under the contracts. The Fund's use of foreign currency forward contracts may give rise to investment leverage.
Large-Cap Companies Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Leveraging Risk: Use of leverage by the Fund may have the effect of increasing the volatility of the value of the Fund's portfolio, and may entail risk of loss in excess of the Fund's invested capital. To the extent the Fund uses leverage, the Fund's losses (and gains) may be greater than if the Fund had not used leverage.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Non-U.S. Securities Risk: Non-U.S. securities are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, legal, and financial report standards comparable to those in the Unites States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action.
Geographic Focus Risk: To the extent the Fund invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund's performance will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in those countries or that region, and may be more volatile than the performance of a more geographically-diversified fund.
Europe: Developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the European Monetary Union. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries including those of Eastern Europe. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments.
Currency Risk: Despite the Fund's currency hedging strategy, the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may be volatile, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's, or the Underlying Fund's, assets denominated in foreign currencies.
Because the Fund's, or the Underlying Fund's, net asset values (“NAVs”) are determined in U.S. dollars, the Fund's NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar and the Fund's attempt to hedge currency exposure is unsuccessful. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency when measured in U.S. dollars, thereby decreasing the Fund's overall NAV. A foreign currency may be affected favorably or unfavorably by currency exchange rates, currency control regulations and restrictions or prohibitions on the repatriation of the foreign currency. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the US dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies. Fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fund, or the Underlying Fund, invests, causing an adverse impact on the Fund's, or the Underlying Fund's investments in the affected region and the United States. As a result, investors have the potential for losses regardless of the length of time they intend to hold Fund Shares.
Currency Hedging Risk: When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the hedging transaction and the risk sought to be hedged. For example, the size of each currency position hedged by the Fund is reset monthly based on the size of the fund's exposure to that currency at a point in time. The size of the Fund's exposure to a currency will vary during the month. This means the size of each currency hedge could be greater or less than the Fund's total exposure in that currency during the month, and changes in currency exchange rates and/or underlying investment prices will affect Fund returns even when the hedge works as intended. There can be no assurance that the Fund's hedging transactions will be effective. The effectiveness of the Fund's currency hedging strategy will also generally be affected by the volatility of both the securities included in the Index, and the volatility of the U.S. dollar relative to the currencies to be hedged. Increased volatility may reduce the effectiveness of the Fund's currency hedging strategy and may impact the costs associated with hedging transactions. The effectiveness of the Fund's currency hedging strategy and the costs associated with hedging transactions may also in general be affected by interest rates. The Fund's currency hedging activities will potentially increase or accelerate distributions to shareholders, increase distributions taxed to shareholders as ordinary income, result in the re-characterization of prior ordinary income distributions as return of capital, or generate losses that cannot be used to offset income or capital gain in subsequent years. The Fund will bear the costs associated with any such hedging transaction, regardless of any gain or loss experienced on the hedging transaction.
Unconstrained Sector Risk: Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's shares to decrease, perhaps significantly.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include real estate investment trusts (“REITs”)). Declining real estate values could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Consumer Discretionary Sector Risk: The success of consumer product manufacturers and retailers is tied closely to the performance of the overall global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Risk of Investment in Other Pools: If the Fund invests in another pooled investment vehicle, it is exposed to the risk that the other pool will not perform as expected and is exposed indirectly to all of the risks applicable to an investment in such other pool. The investment policies of the other pool may not be the same as those of the Fund; as a result, an investment in the other pool may be subject to additional or different risks than those to which the Fund is typically subject. The Fund bears its proportionate share of the fees and expenses of any pool in which it invests. The Adviser or an affiliate may serve as investment adviser to a pool in which the Fund may invest, leading to potential conflicts of interest. It is possible that other clients of the Adviser or its affiliates will purchase or sell interests in a pool sponsored or managed by the Adviser or its affiliates at prices and at times more favorable than those at which the Fund does so.
Exchange Traded Funds Risk: To the extent the Fund invests in the Underlying Fund, the Fund is subject to substantially the same risks as those associated with the direct ownership of the securities represented by the Underlying Fund in which it invests. In addition, the shares of the Underlying Fund may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETF's shares) for a number of reasons. For example, supply and demand for shares of an Underlying Fund or market disruptions may cause the market price of the Underlying Fund to deviate from the value of the Underlying Fund's investments, which may be exacerbated in less liquid markets.
Affiliated ETF Risk: To the extent the Fund invests in the Underlying Fund, the Fund's investment performance and risks may be directly related to the investment performance and risks of the Underlying Fund. In addition, the Adviser may have an incentive to take into account the effect on an Affiliated ETF in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that Affiliated ETF. Although the Adviser takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund's shares may be more volatile than the values of shares of more diversified funds.
FUND PERFORMANCE
The Fund had not commenced operations as of the date of this Prospectus. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily, John Tucker, Mark Abbott and Aaron Hurd.
Mike Feehily, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 2010.
John Tucker, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.
Mark Abbott is a Vice President of the Adviser. He joined the Adviser in 2007.
Aaron Hurd is a Managing Director of the Adviser. He joined the Adviser in 2004.
PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 50,000 Fund Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SPDR S&P International Dividend Currency Hedged ETF
Investment Objective
The SPDR S&P International Dividend Currency Hedged ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks exchange listed common stocks domiciled in countries outside the United States that offer high dividend yields while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.48%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Acquired fund fees and expenses[2]	0.45%
Total annual Fund operating expenses	0.93%
Less contractual fee waiver[3]	-0.45%
Net annual Fund operating expenses	0.48%
[1]	Other expenses are based on estimated amounts for the current fiscal year.
[2]	Acquired fund fees and expenses are based on estimated amounts for the current fiscal year.
[3]	SSGA Funds Management, Inc. (the “Adviser”) has contractually agreed to waive its advisory fee and/or reimburse certain expenses in an amount equal to the Acquired fund fees and expenses attributable to the Fund's investments in the Underlying Fund (as defined below), until January 31, 2017. The contractual fee waiver and/or reimbursement does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue the waiver and/or reimbursement from year to year, but there is no guarantee that the Adviser will do so and after January 31, 2017, the waiver may be cancelled or modified at any time. The waiver and/or reimbursement may not be terminated prior to January 31, 2017 except with the approval of the Fund's Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3
$49	$230
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P International Dividend Opportunities USD Hedged Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors,

SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index. With respect to those securities in the Index that are also in the S&P International Dividend Opportunities Index, the Fund may invest directly in those securities or indirectly by investing in shares of the SPDR S&P International Dividend ETF (the “Underlying Fund”), a separate series of SPDR Index Shares Funds.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index (which may include indirect investments through the Underlying Fund, if any) and in depositary receipts (including American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) based on securities comprising the Index. The Fund will provide shareholders with at least 60 days' notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in equity securities that are not included in the Index (including common stock, preferred stock, and shares of affiliated and unaffiliated investment companies), cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser). The Fund may also enter into forward currency futures and options, and currency swaps, and may purchase currency structured notes.
The Index is a yield weighted index designed to represent the performance of the 100 highest dividend-yielding common stocks and ADRs listed in primary exchanges of countries included in the S&P Global BMI ex U.S. (Broad Market Index). The Index is reconstituted semi-annually. To be included in the Index, stocks must meet, as of the reference date (the last trading date of June and December), the following investability criteria: a total market capitalization greater than $1 billion; a float-adjusted market capitalization greater than $600 million for developed market stocks and $300 million for emerging market stocks; and a three-month average daily value traded greater than $5 million. Additionally, stocks must meet the following stability criteria: positive 3-year earnings growth and profitability, as measured by positive earnings per share before extraordinary items over the latest 12 month period. In addition, stocks must be listed on the primary exchanges of countries allowing free-in-kind transfer of shares (i.e., where there is no cash involved in a trade). To ensure diverse exposure, the Index is subject to the following limits at rebalancing: no single country or sector has more than 25% weight in the Index and; emerging market exposure is limited to 15%; no stock has more than a 3% weight; and trust exposure (including real estate investment trusts) is limited to 10%. In addition, the minimum initial portfolio size that can be turned over in a single day (based on its three month average daily value traded) cannot be lower than $1 billion. Common stocks of companies domiciled in the United States, derivatives, structured products, over-the-counter listings, mutual funds and exchange traded funds are not eligible for inclusion in the Index. Countries covered in the Index have historically included, among others, Australia, Austria, Belgium, Canada, China, the Czech Republic, Denmark, Finland, France, Germany, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Mexico, the Netherlands, New Zealand, Norway, Philippines, Portugal, Singapore, South Africa, Spain, Sweden, Switzerland, Thailand, Turkey and the United Kingdom. As of July 31, 2015, a significant portion of the Index comprises companies in the financial, utilities and telecommunications sectors and companies organized in Australia and the United Kingdom, although this may change from time to time. The market capitalization and liquidity thresholds are subject to change according to market conditions. The Fund's investments will be denominated in foreign currencies, thereby potentially subjecting the Fund to fluctuations in exchange rates between such currencies and the U.S. dollar. The Index applies a methodology to effectively create a “hedge” against such fluctuations by employing a one-month forward rate against the total value of the non-U.S. denominated securities included in the Index. The hedge is reset on a monthly basis. The Index is designed to have higher returns than an equivalent unhedged investment when the component currencies are weakening relative to the U.S. dollar. Conversely, the Index is designed to have lower returns than an equivalent unhedged investment when the component currencies are rising relative to the U.S. dollar.
In order to replicate the “hedging” component of the Index, the Fund intends to enter into foreign currency forward contracts designed to offset the Fund's exposure to the component currencies. A foreign currency forward contract is a contract between two parties to buy or sell a specified amount of a specific currency in the future at an agreed upon exchange rate. The Fund's exposure to foreign currency forward contracts is based on the aggregate exposure of the Fund to the component currencies. The Index hedges each foreign currency in the Index back to the U.S. dollar by selling foreign currency forwards at the one-month forward rate. The size and exchange rate of each currency hedge is reset by the Index one time per month. The Fund may use non-deliverable forward currency contracts (“NDFs”) to execute its hedging transactions. NDFs are cash-settled, short-term forward contracts that may be thinly traded or denominated in non-convertible foreign currency, where the profit or loss at the time of settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods ranging from one month to up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded. The Fund may also enter into forward currency futures and options, and currency swaps, and may purchase currency structured notes.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Passive Strategy/Index Risk: The Fund will seek to replicate Index returns regardless of the current or projected performance of the Index or of the actual securities comprising the Index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. The Fund's performance may not match that of the Index.
Index Tracking Risk: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to replicate the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Index Construction Risk: A stock included in the Index may not exhibit the factor trait or provide specific factor exposure for which it was selected and consequently the Fund's holdings may not exhibit returns consistent with that factor trait.
Derivatives Risk: Derivative transactions can create investment leverage and may be volatile. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Liquidity Risk: Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Fund's holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector and the Fund may not achieve a high degree of correlation with its Index.
Forward Currency Contracts Risk: There is no limit on the extent to which exchange rates may move against the Fund's position in a forward currency contract. If currency exchange rates move against the Fund's position during the term of the contract, the Fund will lose money on the contract. The markets for certain currencies may at times become illiquid. Foreign currency contracts are typically traded over the counter, and the Fund must rely on the ability and willingness of its counterparty to perform its obligations under the contracts. The Fund's use of foreign currency forward contracts may give rise to investment leverage.

Leveraging Risk: Use of leverage by the Fund may have the effect of increasing the volatility of the value of the Fund's portfolio, and may entail risk of loss in excess of the Fund's invested capital. To the extent the Fund uses leverage, the Fund's losses (and gains) may be greater than if the Fund had not used leverage.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Non-U.S. Securities Risk: Non-U.S. securities are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, legal, and financial report standards comparable to those in the Unites States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action.
Geographic Focus Risk: To the extent the Fund invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund's performance will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in those countries or that region, and may be more volatile than the performance of a more geographically-diversified fund.
Australia: The Australian economy is heavily dependent on exports from the agricultural and mining sectors. This makes the Australian economy susceptible to fluctuations in the commodity markets. The Australian economy is also becoming increasingly dependent on its growing services industry. The Australian economy is dependent on trading with key trading partners, including the United States, China, Japan, Singapore and certain European countries.
United Kingdom: The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic condition of the United States and other European countries. The British economy, along with certain other European Union (“EU”) economies, experienced a significant economic slowdown during the recent financial crisis, and certain British financial institutions suffered significant losses, were severely under-capitalized and required government intervention to survive. The British economy relies heavily on the export of financial services to the United States and other European countries and, therefore, a prolonged slowdown in the financial services sector may have a negative impact on the British economy. Continued governmental involvement or control in certain sectors may stifle competition in certain sectors or cause adverse effects on economic growth. In the past, the United Kingdom has been a target of terrorism. Acts of terrorism in the United Kingdom or against British interests abroad may cause uncertainty in the British financial markets and adversely affect the performance of the issuers to which the Fund has exposure.
Currency Risk: Despite the Fund's currency hedging strategy, the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may be volatile, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's, or the Underlying Fund's, assets denominated in foreign currencies.
Because the Fund's, or the Underlying Fund's, net asset values (“NAVs”) are determined in U.S. dollars, the Fund's NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar and the Fund's attempt to hedge currency exposure is unsuccessful. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency when measured in U.S. dollars, thereby decreasing the Fund's overall NAV. A foreign currency may be affected favorably or unfavorably by currency exchange rates, currency control regulations and restrictions or prohibitions on the repatriation of the foreign currency. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the US dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies. Fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fund, or the Underlying Fund, invests, causing an adverse impact on the Fund's, or the Underlying Fund's investments in the affected region and the United States. As a result, investors have the potential for losses regardless of the length of time they intend to hold Fund Shares.
Currency Hedging Risk: When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the hedging transaction and the risk sought to be hedged. For example, the size of each currency position hedged by the Fund is reset monthly based on the size of the fund's exposure to that currency at a point in time. The size of the Fund's exposure to a currency will vary during the month. This means the size of each currency hedge could be greater or less than the Fund's total exposure in that currency during the month, and changes in currency exchange rates and/or underlying investment prices will affect Fund returns even when the hedge works as intended. There can be no assurance that the Fund's hedging transactions will be effective. The effectiveness of the Fund's currency hedging strategy will also generally be affected by the volatility of both the securities included in the Index, and the volatility of the U.S. dollar relative to the currencies to be hedged. Increased volatility may reduce the effectiveness of the Fund's currency hedging strategy and may impact the costs associated with hedging transactions. The effectiveness of the Fund's currency hedging strategy and the costs associated with hedging transactions may also in general be affected by interest rates. The Fund's currency hedging activities will potentially increase or accelerate distributions to shareholders, increase distributions taxed to shareholders as ordinary income, result in the re-characterization of prior ordinary income distributions as return of capital, or generate losses that cannot be used to offset income or capital gain in subsequent years. The Fund will bear the costs associated with any such hedging transaction, regardless of any gain or loss experienced on the hedging transaction.
Unconstrained Sector Risk: Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's shares to decrease, perhaps significantly.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include real estate investment trusts (“REITs”)). Declining real estate values could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Utilities Sector Risk: Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company's earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company's equipment unusable or obsolete and negatively impact profitability.
Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Telecommunications Sector Risk: The telecommunications industry is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals or the enactment of new adverse regulatory requirements may adversely affect the business of the telecommunications companies. The telecommunications industry can also be significantly affected by intense competition, including competition with alternative technologies such as wireless communications, product compatibility, consumer preferences, rapid product obsolescence and research and development of new products. Technological innovations may make the products and services of telecommunications companies obsolete. Other risks include uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.
Risk of Investment in Other Pools: If the Fund invests in another pooled investment vehicle, it is exposed to the risk that the other pool will not perform as expected and is exposed indirectly to all of the risks applicable to an investment in such other pool. The investment policies of the other pool may not be the same as those of the Fund; as a result, an investment in the other pool may be subject to additional or different risks than those to which the Fund is typically subject. The Fund bears its proportionate share of the fees and expenses of any pool in which it invests. The Adviser or an affiliate may serve as investment adviser to a pool in which the Fund may invest, leading to potential conflicts of interest. It is possible that other clients of the Adviser or its affiliates will purchase or sell interests in a pool sponsored or managed by the Adviser or its affiliates at prices and at times more favorable than those at which the Fund does so.
Exchange Traded Funds Risk: To the extent the Fund invests in the Underlying Fund, the Fund is subject to substantially the same risks as those associated with the direct ownership of the securities represented by the Underlying Fund in which it invests. In addition, the shares of the Underlying Fund may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETF's shares) for a number of reasons. For example, supply and demand for shares of an Underlying Fund or market disruptions may cause the market price of the Underlying Fund to deviate from the value of the Underlying Fund's investments, which may be exacerbated in less liquid markets.

Affiliated ETF Risk: To the extent the Fund invests in the Underlying Fund, the Fund's investment performance and risks may be directly related to the investment performance and risks of the Underlying Fund. In addition, the Adviser may have an incentive to take into account the effect on an Affiliated ETF in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that Affiliated ETF. Although the Adviser takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund's shares may be more volatile than the values of shares of more diversified funds.
FUND PERFORMANCE
The Fund had not commenced operations as of the date of this Prospectus. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily, John Tucker, Mark Abbott and Aaron Hurd.
Mike Feehily, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 2010.
John Tucker, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.
Mark Abbott is a Vice President of the Adviser. He joined the Adviser in 2007.
Aaron Hurd is a Managing Director of the Adviser. He joined the Adviser in 2004.
PURCHASE AND SALE INFORMATION
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 50,000 Fund Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Additional Strategies Information
Principal Strategies
General. Please see “The Fund's Principal Investment Strategy” section under “Fund Summaries” above for a complete discussion of each Fund's principal investment strategies. A Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this Prospectus. These securities, techniques and practices, together with their risks, are described in the Statement of Additional Information (the “SAI”), which you may obtain free of charge by contacting shareholder services (see the back cover of this Prospectus for the address and phone number).
The Adviser seeks to track the performance of a Fund's Index as closely as possible (i.e., obtain a high degree of correlation with the Index). A number of factors may affect a Fund's ability to achieve a high degree of correlation with its Index, and there can be no guarantee that a Fund will achieve a high degree of correlation.
The Adviser will utilize a sampling strategy in managing the Funds. Sampling means that the Adviser uses quantitative analysis to select securities, including securities in the Index, outside of the Index and derivatives that have a similar investment profile as the relevant Index in terms of key risk factors, performance attributes and other economic characteristics. These include industry weightings, market capitalization, and other financial characteristics of securities. The quantity of holdings in a Fund will be based on a number of factors, including asset size of the Fund. In addition, from time to time, securities are added to or removed from each Index. The Adviser may sell securities that are represented in an Index, or purchase securities that are not yet represented in an Index, in anticipation of their removal from or addition to an Index. Further, the Adviser may choose to overweight securities in an Index, purchase or sell securities not in an Index, or utilize various combinations of other available techniques, in seeking to track an Index.
The Funds may invest directly in local securities or in ADRs or GDRs that trade on developed market exchanges (collectively, “Investment Securities”), such as the Hong Kong Stock Exchange, the London Stock Exchange, NASDAQ, and the New York Stock Exchange (“NYSE”). The Adviser may purchase an ADR or GDR as a replacement for the actual foreign security in the applicable Index. Conversely, the Adviser may purchase the actual foreign security as a replacement for an ADR or GDR included in the applicable Index.
The Board of Trustees of the Trust (the “Board”) may change a Fund's investment strategy, Index and other policies without shareholder approval, except as otherwise indicated in this Prospectus or in the SAI. Each Fund will provide shareholders with at least 60 days' notice prior to changing its Index. The Board may also change a Fund's investment objective without shareholder approval.
Each Fund may also enter into forward currency exchange contracts for hedging purposed or to gain exposure to certain currencies in an effort to track the composition of its applicable Index.
Non-Principal Strategies
Certain Other Investments. Each Fund may invest in convertible securities, variable rate demand notes (“VRDNs”), commercial paper, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular security or index), swaps, options and futures contracts. Swaps, options and futures contracts, convertible securities and structured notes may be used by a Fund in seeking performance that corresponds to its Index and in managing cash flows.
Temporary Defensive Positions. In certain situations or market conditions, a Fund may temporarily depart from its normal investment policies and strategies, provided that the alternative is consistent with the Fund's investment objective and is in the best interest of the Fund. For example, a Fund may make larger than normal investments in derivatives to maintain exposure to its Index if it is unable to invest directly in a component security.
Borrowing Money. Each Fund may borrow money from a bank as permitted by the Investment Company Act of 1940, as amended (“1940 Act”), or other governing statute, by the Rules thereunder, or by the U.S. Securities and Exchange Commission (“SEC”) or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes. The Funds may also invest in reverse repurchase agreements, which are considered borrowings under the 1940 Act. Although the 1940 Act presently allows a Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets), and there is no limit on the percentage of Fund assets that can be used in connection with reverse repurchase agreements, under normal circumstances any borrowings by a Fund will not exceed 10% of the Fund's total assets.
Lending of Securities. Each Fund may lend its portfolio securities in an amount not to exceed one third (33 1/3%) of the value of its total assets via a securities lending program through its securities lending agent, State Street Bank and Trust Company (“State Street” or the “Lending Agent”), to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. A Fund will receive collateral for each loaned security which is at least equal to 102% of the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities; however, a Fund may call loans to vote proxies if a material issue affecting the Fund's economic interest in the investment is to be voted upon. Security loans may be terminated at any time by a Fund.
Additional Risk Information
The following section provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund Summary along with additional risk information. Risk information is applicable to all Funds unless otherwise noted.
Principal Risks
Market Risk. Market prices of investments held by a Fund will go up or down, sometimes rapidly or unpredictably. Each Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in actual or perceived creditworthiness of issuers and general market liquidity. Even if general economic conditions do not change, the value of an investment in a Fund could decline if the particular industries, sectors or companies in which a Fund invests do not perform well or are adversely affected by events. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices.
Non-U.S. Securities Risk: Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S.
companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. companies are less liquid and at times more volatile than securities of comparable U.S. companies, and could become subject to sanctions or embargoes that adversely affect the Fund's investment. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the U.S. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, and diplomatic developments that could adversely affect the values of the Fund's investments in certain non-U.S. countries. Investments in securities of non-U.S. issuers also are subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund's investments in that country to experience gains or losses.
Depositary Receipts Risk. American Depositary Receipts (“ADRs”) are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. There may be less publicly available information regarding the issuer of the securities underlying a depositary receipt than if those securities were traded directly in U.S. securities markets. Depositary receipts may or may not be sponsored by the issuers of the underlying securities, and information regarding issuers of securities underlying unsponsored depositary receipts may be more limited than for sponsored depositary receipts. The values of depository receipts may decline for a number of reasons relating to the issuers or sponsors of the depository receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action.
Currency Risk. Investments in issuers in different countries are often denominated in currencies different from a Fund's base currency. Changes in the values of those currencies relative to a Fund's base currency may have a positive or negative effect on the values of a Fund's investments denominated in those currencies. The values of other currencies relative to a Fund's base currency may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Currency values can decrease significantly both in the short term and over the long term in response to these and other developments. Continuing uncertainty as to the status of the Euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of a Fund's portfolio investments. The Adviser may seek to hedge against adverse changes in the values of currencies on the value of a Fund's assets, but is not required to do so; such hedging transactions may not have the desired effect or may cause a Fund to lose money.
Geographic Focus Risk: To the extent a Fund invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund's performance will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in those countries or that region, and may be more volatile than the performance of a more geographically-diversified portfolio, which could adversely impact a Fund's performance.
European Economic Risk (SPDR STOXX Europe 50 Currency Hedged ETF only): The Economic and Monetary Union of the EU requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Emerging Markets Risk. (SPDR S&P International Dividend Currency Hedged ETF only) Investments in emerging markets are generally subject to a greater risk of loss than investments in developed markets. This may be due to, among other things, the possibility of greater market volatility, lower trading volume and liquidity, greater risk of expropriation, nationalization, and social, political and economic instability, greater reliance on a few industries, international trade or revenue from particular commodities, less developed accounting, legal and regulatory systems, higher levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more significant governmental limitations on investment policy as compared to those typically found in a developed market. In addition, issuers (including governments) in emerging market countries may have less financial stability than in other countries. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to the Fund's base currency. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses. For these and other reasons, investments in emerging markets are often considered speculative.
Risk of Investment in Other Pools: If a Fund invests in another pooled investment vehicle, it is exposed to the risk that the other pool will not perform as expected. A Fund is exposed indirectly to all of the risks applicable to an investment in such other pool. In addition, lack of liquidity in the underlying pool could result in its value being more volatile than the underlying portfolio of securities, and may limit the ability of a Fund to sell or redeem its interest in the pool at a time or at a price it might consider desirable. The investment policies and limitations of the other pool may not be the same as those of the Fund; as a result, the Fund may be subject to additional or different risks, or may achieve a reduced investment return, as a result of its investment in another pool. If a pool is an exchange-traded fund or other product traded on a securities exchange or otherwise actively traded, its shares may trade at a premium or discount to their net asset value, an effect that might be more pronounced in less liquid markets. The Fund bears its proportionate share of the fees and expenses of any pool in which it invests. The Adviser or an affiliate may serve as investment adviser to a pool in which the Fund may invest, leading to potential conflicts of interest. For example, the Adviser or its affiliates may receive fees based on the amount of assets invested in the pool. Investment by the Fund in the pool may be beneficial to the Adviser or an affiliate in the management of the pool, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the Adviser may have an incentive to invest the Fund's assets in a pool sponsored or managed by the Adviser or its affiliates in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in the pool over a pool sponsored or managed by others. Similarly, the Adviser may have an incentive to delay or decide against the sale of interests held by the Fund in a pool sponsored or managed by the Adviser or its affiliates. It is possible that other clients of the Adviser or its affiliates will purchase or sell interests in a pool sponsored or managed by the Adviser or its affiliates at prices and at times more favorable than those at which the Fund does so.
Investments in ETFs: As a shareholder of another investment company, each Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of a Fund's investment could decline, which could adversely affect the Fund's performance.
Because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium.
Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. In addition, because the value of ETF shares depends on the demand in the market and such value may deviate from the net asset value of the ETF, the Adviser may not be able to liquidate a Fund's holdings at the most optimal time, especially times of extreme market stress, which could adversely affect the Fund's performance.
Derivatives Risk. A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset, interest rate, or index. Derivative transactions typically involve leverage and may have significant volatility. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and a Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty's credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that a Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty's insolvency or bankruptcy; the risk that a Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including without limitation absence of a secondary trading market; the potential for reduced returns to a Fund due to losses on the transaction and an increase in volatility; the potential for the derivative transaction to have the effect of accelerating the recognition of gain; and legal risks arising from the documentation relating to the derivative transaction.
Leveraging Risk. Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. When a Fund engages in transactions that have a leveraging effect on the Fund's investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than a Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund's underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet asset segregation or coverage requirements.
Currency Hedging Risk. When a Fund enters into currency hedging transactions, any gain generated by those transactions generally will be substantially offset by currency losses on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the hedging transaction and the risk sought to be hedged. For example, the size of each currency position hedged by a Fund is reset monthly based on the size of the fund's exposure to that currency at a point in time. The size of a Fund's exposure to a currency will vary during the month. This means the size of each currency hedge could be greater or less than a Fund's total exposure in that currency during the month, and changes in currency exchange rates will affect Fund returns even when the hedge works as intended. There can be no assurance that a Fund's hedging transactions will be effective. The effectiveness of a Fund's currency hedging strategy will also generally be affected by the volatility of both the securities included in its Index, and the volatility of the U.S. dollar relative to the currencies to be hedged. Increased volatility may reduce the effectiveness of a Fund's currency hedging strategy and may impact the costs associated with hedging transactions. The effectiveness of a Fund's currency hedging strategy and the costs associated with hedging transactions may also in general be affected by interest rates. A Fund's currency hedging activities will potentially increase or accelerate distributions to shareholders, increase distributions taxed to shareholders as ordinary income, result in the re-characterization of prior ordinary income distributions as return of capital, or generate losses that cannot be used to offset income or capital gain in subsequent years. Each Fund will bear the costs associated with any such hedging transaction, regardless of any gain or loss experienced on the hedging transaction.
Concentration Risk. A Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Fund's underlying Index concentrates in a particular industry or group of industries. When a Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the
Fund. Any such investment focus may also limit the liquidity of the Fund. In addition, investors may buy or sell substantial amounts of a Fund's shares in response to factors affecting or expected to affect an industry, market, or economic sector in which the Fund focuses its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such extreme cash inflows or outflows might affect management of the Fund adversely.
Large-Cap Companies Risk (SPDR STOXX Europe 50 Currency Hedged ETF only): Securities issued by large-capitalization companies may present risks not present in smaller companies. For example, larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies, especially during strong economic periods. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.
Non-Principal Risks
Trading Issues. Although Fund Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Fund Shares will develop or be maintained. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that Fund Shares will trade with any volume, or at all, on any stock exchange.
Fluctuation of Net Asset Value, Share Premiums and Discounts. The net asset value of Fund Shares will generally fluctuate with changes in the market value of a Fund's securities holdings. The market prices of Fund Shares will generally fluctuate in accordance with changes in a Fund's net asset value and supply and demand of Fund Shares on the Exchange. It cannot be predicted whether Fund Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Fund Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of an Index trading individually or in the aggregate at any point in time. The market prices of Fund Shares may deviate significantly from the net asset value of the Fund Shares during periods of market volatility. However, given that Fund Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Fund Shares should not be sustained over long periods. While the creation/redemption feature is designed to make it likely that Fund Shares normally will trade close to a Fund's net asset value, disruptions to creations and redemptions or market volatility may result in trading prices that differ significantly from the Fund's net asset value. If an investor purchases Fund Shares at a time when the market price is at a premium to the net asset value of the Fund Shares or sells at a time when the market price is at a discount to the net asset value of the Fund Shares, then the investor may sustain losses.
Costs of Buying and Selling Shares. Investors buying or selling Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund Shares (the “bid” price) and the price at which an investor is willing to sell Fund Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Fund Shares based on trading volume and market liquidity, and is generally lower if Fund Shares have more trading volume and market liquidity and higher if Fund Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Fund Shares, including bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.
Securities Lending Risk. Each Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a Fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities.
A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will attempt to minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage the Funds.
Money Market Risk: An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Although a money market fund generally seeks to preserve the value of its shares at $1.00 per share, there can be no assurance that it will do so, and it is possible to lose money by investing in a money market fund. A major or unexpected increase in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause a money market fund's share price to fall below $1.00. It is possible that a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund's portfolio per share is more or less than $1.00. Recent changes in the regulation of money market funds may affect the operations and structures of such funds. A money market fund may be permitted or required to impose redemption fees or to impose limitations on redemptions during periods of high illiquidity in the markets for the investments held by it. None of State Street Corporation, State Street Bank and Trust Company, State Street Global Advisors, SSGA Funds Management, Inc. or their affiliates (“State Street Entities”) guarantee the value of an investment in a money market fund at $1.00 per share. Investors should have no expectation of capital support to a money market fund from State Street Entities.
Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Funds) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption.

Successful cyber-attacks against, or security breakdowns of, a Fund, the Adviser, a sub-adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect a Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. While the Adviser has established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified given the evolving nature of this threat. Each Fund relies on third-party service providers for many of its day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. Similar types of cyber security risks also are present for issuers of securities in which each Fund invest, which could result in material adverse consequences for such issuers, and may cause a Fund's investment in such securities to lose value.
Management
Investment Adviser
Adviser. SSGA FM serves as the investment adviser to each Fund and, subject to the supervision of the Board, is responsible for the investment management of the Funds. The Adviser provides an investment management program for the Funds and manages the investment of the Funds' assets. The Adviser and certain other affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of June 30, 2015, the Adviser managed approximately $376.28 billion in assets and SSGA managed approximately $2.37 trillion in assets. The Adviser's principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.
For the services provided to each Fund under the Investment Advisory Agreement, each Fund expects to pay the Adviser the annual fee based on a percentage of each Fund's average daily net assets as set forth below:
SPDR STOXX Europe 50 Currency Hedged ETF SPDR S&P International Dividend Currency Hedged ETF	0.32%* 0.48%*
* The Adviser has contractually agreed to waive its advisory fee and/or reimburse certain expenses in an amount equal to the acquired fund fees and expenses attributable to each Fund's investments in its applicable underlying fund, until January 31, 2017. Each Fund's contractual fee waiver and/or reimbursement does not provide for the recoupment by the Adviser of any fees the Adviser previously waived for either Fund. The Adviser may continue each Fund's waiver and/or reimbursement from year to year, but there is no guarantee that the Adviser will do so and after January 31, 2017, either waiver may be cancelled or modified at any time. Each Fund's waiver and/or reimbursement may not be terminated prior to January 31, 2017 except with the approval of the Fund's Board of Trustees.
From time to time, the Adviser may also waive all or a portion of its management fee, although it does not currently intend to do so.The Adviser pays all expenses of each Fund other than the management fee, distribution fee pursuant to the Fund's Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.
A summary of the factors considered by the Board of Trustees in connection with the initial approval of the investment advisory agreement for the Funds will be available in the Funds' annual report or semi-annual report, as applicable, after each Fund commences operations.
The Adviser may hire one or more sub-advisers to oversee the day-to-day investment activities of the Funds. The sub-advisers are subject to oversight by the Adviser. The Adviser and SPDR Index Shares Funds (the “Trust”) have received an exemptive order from the SEC that permits the Adviser, with the approval of the Independent Trustees of the Trust, to retain and amend existing sub-advisory agreements with unaffiliated investment sub-advisers for the Funds without submitting the sub-advisory agreement to a vote of the Fund's shareholders. The Trust will notify shareholders in the event of any change in the identity of such sub-adviser or sub-advisers. The Adviser has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. The Adviser is not required to disclose fees paid to any sub-adviser retained pursuant to the order.
Portfolio Managers.
The Adviser manages the Funds using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSGA. The portfolio management team is overseen by the SSGA Investment Committee.
The professionals primarily responsible for the day-to-day management of the Funds are Mike Feehily, John Tucker, Mark Abbott and Aaron Hurd.
Mike Feehily, CFA, is a Senior Managing Director of SSGA and the Adviser and Co-Head of Passive Equity Strategies in North America in the Global Equity Beta Solutions Group (“GEBS”). He is also a member of the Senior Leadership Team and sits on the firm's North America Product Committee and Trade Management Oversight Committee. Mr. Feehily rejoined SSGA in 2010 after spending the previous four years at State Street Global Markets LLC, where he helped to build the Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team within SSGA. He joined SSGA in 1997. Mr. Feehily received a Bachelor of Science Degree from Babson College in Finance, Investments, and Economics. He received an MBA in Finance from Bentley College and also earned the Chartered Financial Analyst designation. He is a member of the Boston Security Analysts Society and the CFA Institute. Mr. Feehily is also a former member of the Russell Index Client Advisory Board.
John Tucker, CFA, is a Senior Managing Director of SSGA and the Adviser and Co-Head of Passive Equity Strategies in North America in GEBS. He joined the firm in 1988 and is responsible for overseeing the management of all passive equity index strategies and Exchange Traded Funds managed in North America. He is a member of the Senior Leadership Team. Previously, Mr. Tucker was head of the Structured Products Group in SSGA's London office where he was responsible for the management of all index strategies in SSGA's second largest investment center. Mr. Tucker received a BA in Economics from Trinity College and an MS in Finance from Boston College. Mr. Tucker has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute. In addition, Mr. Tucker is a member of the Russell Index Client Advisory Board and on the S&P U.S. Index Advisory Panel.
Mark Abbott is a Vice President of SSGA and Senior Portfolio Manager in the Currency Management Group. The group is responsible for portfolio management, research and product development for passive, dynamic and active strategies. Mr. Abbott has been directly involved in the currency markets since 1995.  Before joining the firm in 2007, Mr. Abbott was responsible for managing currency risk at large international banks as an inter-bank dealer and proprietary trader with a focus on developed market currencies.  Mr. Abbott holds a BComm (Honors) in Business Administration from the University of Windsor.
Aaron Hurd is a Managing Director of State Street Global Advisors and a Senior Portfolio Manager in the Currency group. Before joining SSGA in December 2004, Mr. Hurd was the Vice President and a Principal of Conifer Capital LLC, where he was primarily responsible for trading and portfolio management for two private investment partnerships. Additionally, Mr. Hurd was actively involved in Conifer's product development, research, and marketing efforts. Previously, he was a trading assistant in the fixed income group at Grantham, Mayo, Van Otterloo LLC and a portfolio/custody accountant at Investors Bank and Trust Co. He has been working in the investment management field since 1996. Mr. Hurd received a Bachelors of Arts degree in Economics with a minor concentration in Mathematics from the University of Massachusetts. He also earned certification as a Financial RIsk Manger (FRM).
Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of the Funds is available in the SAI.
Administrator, Sub-Administrator, Custodian and Transfer Agent. The Adviser serves as Administrator for each Fund. State Street Bank and Trust Company, part of State Street Corporation, is the Sub-Administrator for each Fund, the Custodian for each Fund's assets, and serves as Transfer Agent to each Fund.
Lending Agent. State Street is the securities lending agent for the Trust. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.
Distributor. State Street Global Markets, LLC (the “Distributor”), part of State Street Corporation, is the distributor of the Fund Shares. The Distributor will not distribute Fund Shares in less than Creation Units, and it does not maintain a secondary market in the Fund Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Fund Shares.

Additional Information. The Board of Trustees of the Trust oversees generally the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Funds' investment adviser, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this Prospectus nor the related SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Index/Trademark Licenses/
Disclaimers
The Index Providers are not affiliated with the Trust, the Adviser, the Funds' Administrator, Custodian, Transfer Agent or Distributor, or any of their respective affiliates. The Adviser (“Licensee”) has entered into license agreements with the Index Providers pursuant to which the Adviser pays a fee to use their respective Indexes. The Adviser is sub-licensing rights to the Indexes to the Funds at no charge.
STOXX® INDEX LICENSES: STOXX and its licensors (the “Licensors”) have no relationship to the Funds, other than the licensing of the STOXX Indices and the related trademarks for use in connection with the Funds.
STOXX AND ITS LICENSORS DO NOT:
•	Sponsor, endorse, sell or promote the Funds.
•	Recommend that any person invest in the Funds or any other securities.
•	Have any responsibility or liability for or make any decisions about the timing, amount or pricing of Funds.
•	Have any responsibility or liability for the administration, management or marketing of the Funds.
•	Consider the needs of the Funds or the owners of the Funds in determining, composing or calculating the STOXX Indices or have any obligation to do so.

STOXX AND ITS LICENSORS WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE STOXX ETFS. SPECIFICALLY,
•	STOXX AND ITS LICENSORS DO NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED AND DISCLAIM ANY AND ALL WARRANTY ABOUT:
•	THE RESULTS TO BE OBTAINED BY THE FUNDS, THE OWNER OF THE FUNDS OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE STOXX INDICES AND THE DATA INCLUDED IN THE STOXX INDICES;
•	THE ACCURACY OR COMPLETENESS OF THE STOXX INDICES AND THEIR ASSOCIATED DATA;
•	THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE STOXX INDICES AND THEIR ASSOCIATED DATA;
•	STOXX AND ITS LICENSORS WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE STOXX INDICES THEIR ASSOCIATED DATA;
•	UNDER NO CIRCUMSTANCES WILL STOXX OR ITS LICENSORS BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF STOXX OR ITS LICENSORS KNOWS THAT THEY MIGHT OCCUR.
THE LICENSING AGREEMENT BETWEEN THE STATE STREET GLOBAL ADVISORS AND STOXX IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE FUNDS OR ANY OTHER THIRD PARTIES.

S&P INDEXES: S&P International Dividend Opportunities USD Hedged Index (the “S&P Index”), “S&P”, and “Standard & Poor's” are trademarks of Standard and Poor's Financial Services LLC and have been licensed for use by S&P Dow Jones Indices LLC and sub-licensed for use by the Adviser. Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.
THE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P DOW JONES INDICES LLC, ITS AFFILIATES, AND/OR THIRD PARTY LICENSORS (INCLUDING, WITHOUT LIMITATION, DOW JONES TRADEMARK HOLDINGS LLC) (COLLECTIVELY, “S&P”). S& P MAKES NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUNDS PARTICULARLY OR THE ABILITY OF THE S&P INDEXES TO TRACK MARKET PERFORMANCE AND/OR TO ACHIEVE THEIR STATED OBJECTIVE AND/OR TO FORM THE BASIS OF A SUCCESSFUL INVESTMENT STRATEGY, AS APPLICABLE. S&P'S ONLY RELATIONSHIP TO THE ADVISER IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES AND OF THE S&P INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT

REGARD TO THE ADVISER OR THE FUNDS. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF OR INVESTORS IN THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P INDEXES OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE S&P INDEXES. S&P DOW JONES INDICES LLC IS NOT AN ADVISOR TO THE FUNDS. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUNDS OR THE TIMING OF THE ISSUANCE OR SALE OF THE FUNDS OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH FUND SHARES ARE TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE FUNDS.
S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE S&P INDEXES AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO REPRESENTATION, WARRANTY OR CONDITION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF OR INVESTORS IN THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN OR USED TO CALCULATE THE S&P INDEXES. S&P MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS, WARRANTIES OR CONDITIONS, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANT ABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS) RESULTING FROM THE USE OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISOR, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
SPDR Trademark. The “SPDR” trademark is used under license from Standard & Poor's Financial Services LLC, an affiliate of The McGraw Hill Financial, Inc. (“S&P”). No Fund offered by the Trust or its affiliates is sponsored, endorsed, sold or promoted by S&P or its affiliates. S&P makes no representation or warranty, express or implied, to the owners of any Fund or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Index on which the Funds are based to track general stock market performance. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Funds. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.
WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Additional Purchase and Sale Information
Fund Shares are listed for secondary trading on the Exchange and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Fund Shares in the secondary market, you will pay the secondary market price for Fund Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The trading prices of Fund Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the relevant Fund's net asset value, which is calculated at the end of each business day. Fund Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of Fund Shares. The trading prices of Fund Shares may deviate significantly from the relevant Fund's net asset value during periods of market volatility. Given, however, that Fund Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods. Information showing the number of days the market price of Fund Shares was greater than the relevant Fund's net asset value and the number of days it was less than the relevant Fund's net asset value (i.e., premium or discount) for various time periods is available by visiting the Funds' website at https://www.spdrs.com.

The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (“IOPV”) relating to the Funds. The IOPV calculations are estimates of the value of the Funds' net asset value per Fund Share using market data converted into U.S. dollars at the current currency rates. The IOPV price is based on quotes and closing prices from the securities' local market and may not reflect events that occur subsequent to the local market's close. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a “real-time” update of the net asset value per Fund Share, which is calculated only once a day. Neither the Funds nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.
The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of a Fund's investment strategy, or whether they would cause a Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Fund Shares are issued and redeemed only in large quantities of shares known as Creation Units, available only from a Fund directly, and that most trading in a Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund's shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to a Fund or its shareholders.
Distributions
Dividends and Capital Gains. As a Fund shareholder, you are entitled to your share of the applicable Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”
Each Fund may earn income dividends from stocks, interest from debt securities and, if participating, securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as “income dividend distributions.” Each Fund will generally realize short-term capital gains or losses whenever it sells or exchanges assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. Each Fund will generally realize long-term capital gains or losses whenever it sells or exchanges assets held for more than one year. Net capital gains (the excess of a Fund's net long-term capital gains over its net short-term capital losses) are distributed to shareholders as “capital gain distributions.”
Income dividend distributions, if any, are generally distributed to shareholders quarterly, but may vary significantly from period to period.
Net capital gains for each Fund are distributed at least annually. Dividends may be declared and paid more frequently or at any other times to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).
Distributions in cash may be reinvested automatically in additional whole Fund Shares only if the broker through whom you purchased Fund Shares makes such option available. Distributions which are reinvested will nevertheless be taxable to the same extent as if such distributions had not been reinvested.
Portfolio Holdings Disclosure
The Funds' portfolio holdings disclosure policy is described in the SAI. In addition, the identities and quantities of the securities held by each Fund are disclosed on the Trust's website.
Additional Tax Information
The following discussion is a summary of some important U.S. federal tax considerations generally applicable to an investment in the Funds. Your investment in the Funds may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. Investors, including non-U.S. investors, should consult the SAI tax section for more complete disclosure.
Taxes on Distributions. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. The income dividends and short-term capital gains distributions you receive from a Fund will be taxed as either ordinary income or qualified dividend income. Subject to certain limitations, dividends that are reported by a Fund as qualified dividend income are taxable to noncorporate shareholders at rates of up to 20%. Any distributions of a Fund's net capital gains are taxable as long-term capital gain regardless of how long you have owned Fund Shares. Long-term capital gains are generally taxed to noncorporate shareholders at rates of up to 20%. Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in Fund Shares, and, in general, as capital gain thereafter.

In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States), provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Qualified dividend income received by a Fund will also generally include distributions of qualified dividend income from its Underlying Fund. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by a Fund (or its Underlying Fund) for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date. These holding period requirements will also apply to your ownership of Fund Shares. Holding periods may be suspended for these purposes for stock that is hedged.
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes taxable interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized upon the sale of Fund Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
If a Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.
If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while the Fund Shares are held by the borrower) as qualified dividend income. You should consult your financial intermediary or tax advisor to discuss your particular circumstances.
Distributions paid in January, but declared by a Fund in October, November or December of the previous year, payable to shareholders of record in such a month, may be taxable to you in the calendar year in which they were declared. The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.
A distribution will reduce a Fund's net asset value per Fund Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.
Derivatives and Other Complex Securities. A Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund. You should consult your personal tax advisor regarding the application of these rules.
Foreign Currency Transactions. A Fund's transactions in foreign currencies, foreign currency denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of a Fund at the close of its taxable year consist of certain foreign stocks or securities, the Fund may elect to “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund or by its Underlying Fund, to the extent passed through to the Fund from the Underlying Fund. A Fund may also make this election if 50% or more of the total assets of the Fund at the close of each quarter of its taxable year consist of interests in regulated investment companies (such as its Underlying Fund). If a Fund makes such an election, you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax. If a Fund does not so elect, the Fund will be entitled to claim a deduction for certain foreign taxes incurred by the Fund or its Underlying Fund.
Taxes on Exchange-Listed Share Sales. Any capital gain or loss realized upon a sale of Fund Shares is generally treated as long-term capital gain or loss if the Fund Shares have been held for more than one year and as short-term capital gain or loss if the Fund Shares have been held for one year or less, except that any capital loss on the sale of the Fund Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund Shares.
Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered plus any cash paid for the Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the applicable Fund Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Fund Shares (or securities surrendered) have been held for one year or less.
If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Fund Shares you purchased or sold and at what price.
Certain Tax-Exempt Investors. A Fund, if investing in certain limited real estate investments and other publicly traded partnerships, may be required to pass through certain “excess inclusion income” and other income as “unrelated business taxable income” (“UBTI”). Prior to investing in a Fund, tax-exempt investors sensitive to UBTI should consult their tax advisors regarding this issue and IRS pronouncements addressing the treatment of such income in the hands of such investors.
Investments In Certain Foreign Corporations. A Fund may invest in foreign entities classified as passive foreign investment companies or “PFICs” under the Code. PFIC investments are subject to complex rules that may under certain circumstances adversely affect a Fund. Accordingly, investors should consult their own tax advisors and carefully consider the tax consequences of PFIC investments by a Fund before making an investment in the Fund. Fund dividends attributable to dividends a Fund receives from PFICs generally will not be treated as qualified dividend income. Additional information pertaining to the potential tax consequences to the Funds, and to the shareholders, from the Funds' potential investments in PFICs can be found in the SAI.
Non-U.S. Investors. Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Gains on the sale of Fund Shares and dividends that are, in each case, effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates. Non-U.S. shareholders that own, directly or indirectly, more than 5% of a Fund's shares are urged to consult their own tax advisors concerning special tax rules that may apply to their investment.
Unless certain non-U.S. entities that hold Fund Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities and, after December 31, 2016, redemption proceeds and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Backup Withholding. A Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is 28%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.
Other Tax Issues. A Fund may be subject to tax in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Funds and of Fund shareholders with respect to distributions by the Funds may differ from federal tax treatment.
The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.
General Information
The Trust was organized as a Massachusetts business trust on February 14, 2002. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Fund Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust's form of organization.
Management and Organization
Each Fund is a separate, non-diversified series of the Trust, which is an open-end management investment company.
For purposes of the 1940 Act, Fund Shares of the Trust are issued by the respective series of the Trust and the acquisition of Fund Shares by investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act.
The Trust has received exemptive relief from Section 12(d)(1) to allow registered investment companies to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions as set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.
From time to time, a Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a Fund.
Morgan, Lewis & Bockius LLP serves as counsel to the Trust, including the Funds. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm and will audit the Funds' financial statements annually.
Premium/Discount Information
Each Fund had not commenced operations prior to the date of this Prospectus and therefore does not have information regarding how often Fund Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past calendar year. When available, such information will be provided at https://www.spdrs.com.
Financial Highlights
Each Fund had not commenced operations prior to the date of this Prospectus and therefore does not have financial information.

Where to Learn More about the Funds
This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to Fund Shares. The SAI, which has been filed with the SEC, provides more information about the Funds. The SAI is incorporated herein by reference (i.e., it is legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Funds' website at https://www.spdrs.com or by calling the following number:
Investor Information: 1-866-787-2257
The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed and copied at the SEC's Public Reference Room (100 F Street NE, Washington D.C. 20549) or on the EDGAR Database on the SEC's website (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.
Shareholder inquiries may be directed to the Funds in writing to State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, or by calling the Investor Information number listed above.
No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer of Fund Shares, and, if given or made, the information or representations must not be relied upon as having been authorized by the Trust or the Funds. Neither the delivery of this Prospectus nor any sale of Fund Shares shall under any circumstance imply that the information contained herein is correct as of any date after the date of this Prospectus.
Dealers effecting transactions in Fund Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.
SPDRHFEUSTATPRO	The Trust's Investment Company Act Number is 811-21145